Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin Hubbard, certify that:

1.I have reviewed this annual report on Form 10–K/A for the period ended December 31, 2019 of SAExploration Holdings, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 12, 2020	/s/ Kevin Hubbard
Kevin Hubbard
Interim Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)